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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-77891 and 333-53418) of RoweCom Inc. of our report dated February 13, 2001, except for the information presented in Note 15 for which the date is April 16, 2001, relating to the financial statements, which appears in this Form 10-K.

                                     /s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
April 17, 2001